HORIZON


ADVANTUS HORIZON FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000


                                    ADVANTUS-TM-
                               FAMILY OF FUNDS [LOGO]

[EQUITY GRAPHIC]

ADVANTUS HORIZON FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          7

STATEMENT OF ASSETS AND
LIABILITIES                       10

STATEMENT OF OPERATIONS           11

STATEMENTS OF CHANGES IN NET
ASSETS                            12

NOTES TO FINANCIAL STATEMENTS     13

INDEPENDENT AUDITORS' REPORT      18

FEDERAL INCOME TAX INFORMATION    19

SHAREHOLDER VOTING RESULTS        20

SHAREHOLDER SERVICES              21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff
William N. Westhoff
President, Advantus Funds

ADVANTUS HORIZON FUND
PERFORMANCE UPDATE

[PHOTO]                           [PHOTO]
THOMAS A. GUNDERSON,
CFA AND
ALLEN STEINKOPF, CFA
PORTFOLIO MANAGERS
The Advantus Horizon Fund is a mutual fund designed for investors seeking long-term growth of capital. The Fund plans to achieve its objective by investing in equity securities diversified among individual companies and industries. The Fund invests primarily in dividend-paying and non-dividend-paying common stocks of established companies with strong long-term outlooks. Because dividend yields of theses types of companies have fallen below average yield for all companies, however, the Fund has not paid dividends from current income since 1993.
  - Dividends paid quarterly.
  - Capital gains distributions paid annually.

PERFORMANCE

The past 12 months proved to be profitable, although filled with above average levels of volatility. For the year ended September 30, 2000, Advantus Horizon Fund (A-shares) shareholders gained 19.26 percent* as growth stocks again provided very attractive returns to investors. The return for the Class-B shareholders was 18.40 percent*, while for Class-C shareholders it was
18.37 percent*.

PERFORMANCE ANALYSIS

The last year was quite a ride in the stock market. We saw how internet companies are created and ruined all in a year's time frame. Y2K came and went without a hitch. We have also gone through an amazing stretch of time, with events not likely to be seen again. Technology, the internet and the human genome seem to be the only things on investors' minds in the fourth quarter of 1999 and the first quarter of 2000. Excitement in these areas drove growth stocks up 34.05 percent for that six-month period, as measured by the Russell 1000 Growth Index.**

We went from the perfect environment to the perfect storm over the NEXT six months. Higher interest rates, higher energy prices, a weak Euro and uncertainty over a new President weighed heavily on the markets, as companies began to see the impact these factors were having on the economy. Growth stocks, again measured by the Russell 1000 Growth Index, fell 7.9 percent during the final six months of the period. In the end, growth stocks won out for the 12-month period as the Russell 1000 Growth Index** gained 23.41 percent, well ahead of the broader market return of 13.27 percent, as measured by the S&P 500.

Technology was the best performing sector for the year with a return of 47 percent. Our overweight in the sector contributed nicely to our overall return for the year. The development of the internet was a main driver in the out performance of technology. Competitive threats and improvements in efficiency were the leading reasons that technology spending is increasing strongly. Health technology was also a positive contributor to overall performance with an increase of 21 percent. Biotech was a large part of this performance driven by renewed excitement about drug discovery with the unraveling of the human genome.

EMC, Cisco, and Sun Microsystems, all internet-related companies, were large contributors to the overall performance of the Fund for the last year. Revenue and earnings have been accelerating for the three internet infrastructure players for the last year. The need for companies to quickly develop and run on-line business web cites created a dynamic market opportunity for these companies. Their ability to scale and execute in the midst of such a ramp is indicative of the quality of management at these companies. JDS Uniphase,

Red Back Networks, and Juniper Networks were also good contributors to the Fund as the need for additional bandwidth continues to drive network service providers to expand their capacities. Microsoft and Dell Computer were laggards. Dell has run into a tough European environment for its products and Microsoft has been consumed with legal issues that have hampered its execution.

OUTLOOK

We are now two quarters into a correction that was rooted in last year's interest rate hikes. We are currently in the midst of taking our oilfield service holdings down and doing selective buying in the technology sector. The economic picture looks fuzzy right now, but the underlying fundamentals are very solid. Technology companies will continue to show the best growth of any sector, and once this downshift in GDP growth has run its course, we believe we will be well rewarded from these levels.

We are seeing a healthy correction in many stocks valuation and seeing some companies that had no reason to be public go away. The market will continue to churn as the economic picture unfolds. The biggest question is not: ARE WE SLOWING?, but rather, HOW SLOW WILL WE GO? Once that question is answered, the market should be on solid footing to continue its run.

*Historical results are not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Growth Index contains those stocks from the Russell 1000 with greater than average growth orientation. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                      INVESTMENT IN ADVANTUS HORIZON FUND,
               RUSSELL 1000 GROWTH INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Horizon Fund compared to the Russell 1000 Growth Index and the Consumer Price Index. The lines in the
Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1990 through September 30, 2000. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares of the Advantus Horizon Fund (August 19, 1994 and March 1, 1995, respectively) through September 30, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                               One year  12.70%
                              Five year  19.10%
                               Ten year  17.34%

(THOUSANDS)
                               RUSSELL 1000
             CLASS A    CPI    GROWTH INDEX
9/30/90      $10,000  $10,000       $10,000
10/31/90      $9,360  $10,000       $10,040
10/31/91     $12,999  $10,292       $14,082
10/31/92     $14,338  $10,622       $15,605
10/31/93     $15,422  $10,907       $16,743
9/30/94      $15,643  $11,237       $18,204
9/30/95      $19,517  $11,484       $24,065
9/30/96      $22,879  $11,829       $29,214
9/30/97      $28,590  $12,091       $39,816
9/30/98      $33,272  $12,264       $44,236
9/30/99      $41,502  $12,586       $59,654
9/30/00      $49,494  $13,002       $73,622

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
                                               One year  13.40%
                                              Five year  19.48%
                              Since inception (8/19/94)  20.11%

(THOUSANDS)
                               RUSSELL 1000
             CLASS B    CPI    GROWTH INDEX
8/19/94      $10,000  $10,000       $10,000
9/30/94       $9,629  $10,067       $10,125
9/30/95      $12,074  $10,289       $13,386
9/30/96      $14,221  $10,598       $16,249
9/30/97      $17,855  $10,833       $22,146
9/30/98      $20,757  $10,987       $24,605
9/30/99      $25,759  $11,276       $33,181
9/30/00      $30,676  $11,659       $40,950

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
One year                      18.37%
Five year                     19.57%
Since inception (3/1/95)      20.95%

(THOUSANDS)
                               RUSSELL 1000
             CLASS C    CPI    GROWTH INDEX
3/1/95       $10,000  $10,000       $10,000
9/30/95      $11,841  $10,146       $12,331
9/30/96      $12,671  $10,450       $14,969
9/30/97      $17,090  $10,682       $20,402
9/30/98      $19,747  $10,834       $22,667
9/30/99      $24,452  $11,119       $30,567
9/30/00      $28,944  $11,497       $37,724

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                      MARKET     % OF STOCK
COMPANY                                    SHARES      VALUE      PORTFOLIO
-------                                   --------  -----------  -----------
General Electric Company................  104,728   $ 6,041,496        6.8%
Cisco Systems, Inc......................  102,100     5,641,025        6.4%
Pfizer, Inc.............................  112,650     5,062,209        5.7%
EMC Corporation.........................   40,900     4,054,213        4.6%
Sun Microsystems, Inc...................   28,300     3,304,025        3.7%
America Online, Inc.....................   50,400     2,709,000        3.1%
Guidant Corporation.....................   33,300     2,353,894        2.7%
Dell Computer Corporation...............   75,600     2,329,425        2.6%
Texas Instruments, Inc..................   48,800     2,302,750        2.6%
Oracle Systems..........................   28,400     2,236,500        2.5%
                                                    -----------  ---------
                                                    $36,034,537       40.7%
                                                    ===========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                         49.3%
Health Care                        13.7%
Consumer Cyclical                   9.3%
Capital Goods                       9.2%
Cash and Other Assets/Liabilities   4.8%
Consumer Staples                    4.4%
Communication Services              2.9%
Energy                              2.9%
Basic Materials                     1.2%
Financial                           1.2%
Utilities                           1.1%

                                                           ADVANTUS HORIZON FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                         -----------
COMMON STOCK (95.3%)
  BASIC MATERIALS (1.2%)
    Chemicals (1.2%)
   19,100   Pharmacia Corporation............................  $ 1,149,581
                                                               -----------
  CAPITAL GOODS (9.2%)
    Electrical Equipment (7.1%)
  104,728   General Electric Company.........................    6,041,496
    4,300   SCI Systems, Inc. (b)............................      176,300
    7,600   Solectron Corporation (b)........................      350,550
                                                               -----------
                                                                 6,568,346
                                                               -----------
    Manufacturing (2.1%)
   37,448   Tyco International, Ltd. (c).....................    1,942,615
                                                               -----------
  COMMUNICATION SERVICES (2.9%)
    Cellular (.2%)
    5,000   Western Wireless Corporation (b).................      178,125
                                                               -----------
    Telecommunication (2.3%)
   15,500   Alcatel ADR (c)..................................      974,562
   16,700   Qualcomm, Inc. (b)...............................    1,189,875
                                                               -----------
                                                                 2,164,437
                                                               -----------
    Telephone (.4%)
   11,900   Nextlink Communications, Inc. (b)................      418,731
                                                               -----------
  CONSUMER CYCLICAL (9.3%)
    Retail (5.5%)
   27,900   Family Dollar Stores.............................      537,075
   38,150   Home Depot, Inc..................................    2,024,334
    9,800   Kohls Corporation (b)............................      565,337
    3,900   Redback Networks, Inc. (b).......................      639,356
   27,300   Wal-Mart Stores, Inc.............................    1,313,812
                                                               -----------
                                                                 5,079,914
                                                               -----------
    Service (3.8%)
   30,512   Omnicom Group....................................    2,225,469
   16,100   TMP Worldwide, Inc...............................    1,296,050
                                                               -----------
                                                                 3,521,519
                                                               -----------
                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
CONSUMER STAPLES (4.4%)
    Entertainment (1.0%)
   12,300   Time Warner, Inc.................................  $   962,475
                                                               -----------
    Retail (1.5%)
   30,682   Safeway, Inc.....................................    1,432,466
                                                               -----------
    Service (1.9%)
   26,400   Automatic Data Processing, Inc...................    1,765,500
                                                               -----------
  ENERGY (2.9%)
    Oil (.6%)
   14,500   Diamond Offshore Drilling, Inc...................      594,500
                                                               -----------
    Oil & Gas (2.3%)
    2,800   Baker Hughes, Inc................................      103,950
   15,400   Nabors Industries, Inc. (b)......................      806,960
    8,925   Veritas DGC, Inc.................................    1,267,350
                                                               -----------
                                                                 2,178,260
                                                               -----------
  FINANCIAL (1.2%)
    Investment Bankers/Brokers (1.2%)
   30,600   Charles Schwab Corporation.......................    1,086,300
                                                               -----------
  HEALTH CARE (13.7%)
    Biotechnology (4.2%)
   23,200   Amgen, Inc. (b)..................................    1,620,013
    6,200   Genentech, Inc. (b)..............................    1,151,262
    1,700   Human Genome Sciences, Inc. (b)..................      294,312
    3,000   Idec Pharmaceuticals Corporation (b).............      526,078
    1,900   Millennium Pharmaceuticals, Inc. (b).............      277,519
                                                               -----------
                                                                 3,869,184
                                                               -----------
    Drugs (5.5%)
  112,650   Pfizer, Inc......................................    5,062,209
                                                               -----------
    Medical Products/Supplies (4.0%)
   33,300   Guidant Corporation (b)..........................    2,353,894
   25,700   Medtronic, Inc...................................    1,331,581
                                                               -----------
                                                                 3,685,475
                                                               -----------

              See accompanying notes to investments in securities.

ADVANTUS HORIZON FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
TECHNOLOGY (49.3%)
    Communications Equipment (1.8%)
    1,100   Brocade Communication Systems, Inc...............  $   259,600
    2,300   Corvis Corporation (b)...........................      140,408
   20,200   McLeodUSA, Inc. (b)..............................      289,112
   16,800   Nortel Networks Corporation (c)..................    1,000,650
                                                               -----------
                                                                 1,689,770
                                                               -----------
    Computer Hardware (8.5%)
   75,600   Dell Computer Corporation (b)....................    2,329,425
   25,400   Gateway, Inc. (b)................................    1,187,450
    9,700   International Business Machines Corporation......    1,091,250
   28,300   Sun Microsystems, Inc. (b).......................    3,304,025
                                                               -----------
                                                                 7,912,150
                                                               -----------
    Computer Networking (7.9%)
  102,100   Cisco Systems, Inc. (b)..........................    5,641,025
   19,600   Exodus Communications (b)........................      967,750
    3,500   Juniper Networks, Inc. (b).......................      766,281
                                                               -----------
                                                                 7,375,056
                                                               -----------
    Computer Peripherals (4.4%)
   40,900   EMC Corporation (b)..............................    4,054,213
                                                               -----------
    Computer Services & Software (12.9%)
   50,400   America Online, Inc. (b).........................    2,709,000
   13,800   BEA Systems, Inc. (b)............................    1,074,675
   15,600   Flextronics International, Ltd. (b)(c)...........    1,281,150
    4,400   Gemstar International Group, Ltd. (b)............      383,625
    2,500   McData Corporation (b)...........................      307,227
   30,600   Microsoft Corporation (b)........................    1,843,650
   28,400   Oracle Systems (b)...............................    2,236,500
                                                                 MARKET
SHARES                                                          VALUE(A)
------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    7,400   Real Networks, Inc. (b)..........................  $   294,150
    5,300   Manugistics Group, Inc. (b)......................      520,063
   11,700   PE Corporation-PE Biosystems Group...............    1,363,050
                                                               -----------
                                                                12,013,090
                                                               -----------
    Computer Systems (1.4%)
   11,700   Comverse Technology, Inc. (b)....................    1,263,600
                                                               -----------
    Data Processing (1.4%)
    6,515   Verisign, Inc. (b)...............................    1,319,695
                                                               -----------
    Electrical Instruments (2.3%)
   23,000   JDS Uniphase Corporation (b).....................    2,177,813
                                                               -----------
    Semiconductor Equipment (1.1%)
   47,600   Lam Research Corporation (b).....................      996,625
                                                               -----------
    Semiconductors (7.6%)
   13,300   Altera Corporation (b)...........................      635,075
    6,600   Analog Devices, Inc..............................      544,913
    3,800   Applied Materials, Inc. (b)......................      225,388
   44,900   Intel Corporation................................    1,868,963
   48,800   Texas Instruments, Inc...........................    2,302,750
   11,600   Vitesse Semiconductor Corporation (b)............    1,031,675
    4,900   Xilinx, Inc. (b).................................      419,563
                                                               -----------
                                                                 7,028,327
                                                               -----------
  UTILITIES (1.1%)
    Electric Companies (1.1%)
   15,300   AES Corporation (b)..............................    1,048,051
                                                               -----------
Total common stock (cost: $57,028,119).......................  $88,538,027
                                                               -----------

              See accompanying notes to investments in securities.

                                                           ADVANTUS HORIZON FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                 MARKET
SHARES                                                          VALUE(A)
------                                                         -----------
SHORT-TERM SECURITIES (2.9%)
    1,318   Federated Money Market Obligations Trust -- Prime
             Obligation Fund, current rate 6.460%............  $     1,318
2,657,276   Provident Institutional Fund - TempFund
             Portfolio, current rate 6.526%..................    2,657,276
                                                               -----------
            Total short-term securities (cost: $2,658,595)...    2,658,594
                                                               -----------
            Total investments in securities
             (cost: $59,686,714) (d).........................  $91,196,621
                                                               ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.6% of net assets in foreign securities as of September 30, 2000.
(d) At September 30, 2000 the cost of securities for federal income tax purposes was $61,123,488. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

   Gross unrealized appreciation......................................................  $35,227,740
   Gross unrealized depreciation......................................................   (5,154,607)
                                                                                        -----------
   Net unrealized appreciation........................................................  $30,073,133
                                                                                        ===========

ADVANTUS HORIZON FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                                    ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $59,686,714)..................................   $91,196,621
Cash in bank on demand deposit...................................        77,974
Receivable for Fund shares sold..................................         9,114
Receivable for investment securities sold........................     2,821,486
Accrued interest receivable......................................        10,121
Dividends receivable.............................................        33,235
Other receivable.................................................         5,263
                                                                    -----------
    Total assets.................................................    94,153,814
                                                                    -----------
                                  LIABILITIES
Payable for investment securities purchased......................     1,171,266
Payable for Fund shares redeemed.................................       124,746
Payable to Adviser...............................................        15,996
                                                                    -----------
    Total liabilities............................................     1,312,008
                                                                    -----------
Net assets applicable to outstanding capital stock...............   $92,841,806
                                                                    ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
  billion shares, Class B - 2 billion shares, Class C - 2 billion
  shares and 4 billion shares unallocated) of $.01 par value.....   $    30,455
  Additional paid-in capital.....................................    48,460,952
  Accumulated net realized gains from investments................    12,840,492
  Unrealized appreciation on investments.........................    31,509,907
                                                                    -----------
    Total - representing net assets applicable to outstanding
    capital stock................................................   $92,841,806
                                                                    ===========
Net assets applicable to outstanding Class A shares..............   $63,568,240
                                                                    ===========
Net assets applicable to outstanding Class B shares..............   $26,877,987
                                                                    ===========
Net assets applicable to outstanding Class C shares..............   $ 2,395,579
                                                                    ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 2,045,578.........................   $     31.08
                                                                    ===========
  Class B - Shares outstanding 918,522...........................   $     29.26
                                                                    ===========
  Class C - Shares outstanding 81,378............................   $     29.44
                                                                    ===========

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.......................................................   $   134,555
  Dividends......................................................       299,622
                                                                    -----------
      Total investment income....................................       434,177
                                                                    -----------
Expenses (note 4):
  Investment advisory fee........................................       725,918
  Rule 12b-1 - Class A...........................................       164,723
  Rule 12b-1 - Class B...........................................       274,046
  Rule 12b-1 - Class C...........................................        25,602
  Administrative services fee....................................        74,400
  Transfer agent and shareholder services fees...................       147,643
  Custodian fees.................................................         8,789
  Auditing and accounting services...............................        23,902
  Legal fees.....................................................        13,306
  Directors' fees................................................         1,394
  Registration fees..............................................        33,593
  Printing and shareholder reports...............................        80,522
  Insurance......................................................         3,729
  Other..........................................................        15,109
                                                                    -----------
      Total expenses.............................................     1,592,676
                                                                    -----------
  Less fees and expenses waived or absorbed by Adviser...........       (90,632)
                                                                    -----------
        Total net expenses.......................................     1,502,044
                                                                    -----------
        Investment loss - net....................................    (1,067,867)
                                                                    -----------
  Realized and unrealized gains on investments:
    Net realized gains on investments (note 3)...................    15,798,951
    Net change in unrealized appreciation or depreciation on
     investments.................................................       986,530
                                                                    -----------
        Net gains on investments.................................    16,785,481
                                                                    -----------
  Net increase in net assets resulting from operations...........   $15,717,614
                                                                    ===========

                See accompanying notes to financial statements.

ADVANTUS HORIZON FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                             2000          1999
                                         ------------  ------------
Operations:
  Investment loss - net................  $ (1,067,867) $   (671,499)
  Net realized gains on investments....    15,798,951     2,748,113
  Net change in unrealized appreciation
    or depreciation on investments.....       986,530    14,508,082
                                         ------------  ------------
      Increase in net assets resulting
        from operations................    15,717,614    16,584,696
                                         ------------  ------------
Distributions to shareholders from net
  realized gains on investments:
    Class A............................    (1,947,401)   (4,668,396)
    Class B............................      (839,265)   (1,807,953)
    Class C............................       (79,353)     (239,316)
                                         ------------  ------------
      Total distributions..............    (2,866,019)   (6,715,665)
                                         ------------  ------------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................    12,781,313    13,006,405
    Class B............................     5,858,583     6,226,919
    Class C............................       480,940       737,287
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................     1,920,111     4,609,970
    Class B............................       812,787     1,795,826
    Class C............................        78,055       239,316
  Payments for redemption of shares:
    Class A............................   (16,846,488)  (15,354,925)
    Class B............................    (6,731,920)   (3,959,284)
    Class C............................    (1,044,844)   (1,070,807)
                                         ------------  ------------
      Increase (decrease) in net assets
        from capital share
        transactions...................    (2,691,463)    6,230,707
                                         ------------  ------------
      Total increase in net assets.....    10,160,132    16,099,738
Net assets at beginning of year........    82,681,674    66,581,936
                                         ------------  ------------
Net assets at end of year..............  $ 92,841,806  $ 82,681,674
                                         ============  ============

                See accompanying notes to financial statements.

                                                           ADVANTUS HORIZON FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2000

(1) ORGANIZATION

    The Advantus Horizon Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term growth of capital combined with a moderate level of current income through investment in equity securities.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    The Fund elected to utilize equalization debits by which a portion of the costs of redemptions, which occurred during the year ended September 30, 2000, reduced accumulated net realized gains for tax purposes by $1,662,395. On the statement of assets and liabilities, as a result of the Fund's election to utilize equalization debits and other permanent book-to-tax differences, a reclassification adjustment was made to decrease accumulated net investment loss by $1,067,867, decrease accumulated net realized gains by $2,730,262 and increase additional paid-in-capital by $1,662,395.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $101,816,336 and $111,670,139, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $1 billion in net assets, .65 percent on the next
$1 billion in net assets, .60 percent on net assets in excess of $2 billion. Prior to May 1, 2000, the fee was charged at an annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

 .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.35% of Class A average daily net assets, 2.10% of Class B average daily net assets and 2.10% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $90,632 in expenses which were otherwise payable by the Fund.

    The Fund has entered in a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative services fee equal to $6,200 per month for accounting, legal and other administrative services which Minnesota Life provides.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $385,277.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 45,751 Class A shares which represents
2.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,406.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the year ended September 30, 2000 and 1999 were as follows:

                                                CLASS A               CLASS B               CLASS C
                                          -------------------   -------------------   -------------------
                                            2000       1999       2000       1999       2000       1999
                                          --------   --------   --------   --------   --------   --------
Sold....................................   416,222    491,342    194,436    248,486    16,377     29,796
Issued for reinvested distributions.....    64,614    187,779     28,830     76,448     2,752     10,136
Redeemed................................  (540,501)  (574,168)  (227,243)  (157,361)  (36,606)   (41,968)
                                          --------   --------   --------   --------   -------    -------
                                           (59,665)   104,953     (3,977)   167,573   (17,477)    (2,036)
                                          ========   ========   ========   ========   =======    =======

ADVANTUS HORIZON FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(6) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                      CLASS A
                                ----------------------------------------------------
                                              YEAR ENDED SEPTEMBER 30,
                                ----------------------------------------------------
                                  2000       1999       1998       1997       1996
                                --------   --------   --------   --------   --------
Net asset value, beginning of
  year........................  $ 26.88    $ 23.59    $ 23.06    $ 23.07    $ 20.94
                                -------    -------    -------    -------    -------
Income from investment operations:
  Net investment loss.........     (.28)      (.16)      (.09)      (.08)      (.10)
  Net gains on securities
    (both realized and
    unrealized)...............     5.41       5.77       3.48       4.89       3.51
                                -------    -------    -------    -------    -------
    Total from investment
      operations..............     5.13       5.61       3.39       4.81       3.41
                                -------    -------    -------    -------    -------
Less distributions:
  Distributions from net
    realized gains............     (.93)     (2.32)     (2.86)     (4.82)     (1.28)
                                -------    -------    -------    -------    -------
    Total distributions.......     (.93)     (2.32)     (2.86)     (4.82)     (1.28)
                                -------    -------    -------    -------    -------
Net asset value, end of
  year........................  $ 31.08    $ 26.88    $ 23.59    $ 23.06    $ 23.07
                                =======    =======    =======    =======    =======
Total return (a)..............    19.26%     24.74%     16.38%     24.96%     17.23%
Net assets, end of year
  (in thousands)..............  $63,568    $56,581    $47,183    $40,192    $34,435
Ratio of expenses to average
  daily net assets (b)(c).....     1.33%      1.30%      1.36%      1.43%      1.41%
Ratio of net investment income
  (loss) to average daily net
  assets (b)(c)...............     (.89)%     (.61)%     (.39)%     (.39)%     (.43)%
Portfolio turnover rate
  (excluding short-term
  securities).................    109.3%      60.1%      72.6%      71.5%      84.7%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived or absorbed $90,632 in expenses for the year ended September 30, 2000. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.42% for Class A, 2.17% for Class B and 2.17% for Class C, and the ratio of net investment income (loss) would have been (.97)% for Class A, (1.72)% for Class B and (1.72)% for Class C.
(c) The Fund's Distributor voluntarily waived $6,809, $18,019 and $28,836 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48% and 1.50%, respectively, and the ratio of net investment income
     (loss) to average daily net assets would have been (.40)%, (.44)% and (.52)%, respectively.

                                                           ADVANTUS HORIZON FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                       CLASS B
                                 ---------------------------------------------------
                                              YEAR ENDED SEPTEMBER 30,
                                 ---------------------------------------------------
                                   2000       1999       1998       1997      1996
                                 --------   --------   --------   --------   -------
Net asset value, beginning of
  year........................   $ 25.54    $ 22.65    $ 22.41    $ 22.65    $20.74
                                 -------    -------    -------    -------    ------
Income from investment operations:
  Net investment loss.........      (.49)      (.32)      (.22)      (.19)     (.19)
  Net gains on securities
    (both realized and
    unrealized)...............      5.14       5.53       3.32       4.77      3.38
                                 -------    -------    -------    -------    ------
    Total from investment
      operations..............      4.65       5.21       3.10       4.58      3.19
                                 -------    -------    -------    -------    ------
Less distributions:
  Distributions from net
    realized gains............      (.93)     (2.32)     (2.86)     (4.82)    (1.28)
                                 -------    -------    -------    -------    ------
    Total distributions.......      (.93)     (2.32)     (2.86)     (4.82)    (1.28)
                                 -------    -------    -------    -------    ------
Net asset value, end of
  year........................   $ 29.26    $ 25.54    $ 22.65    $ 22.41    $22.65
                                 =======    =======    =======    =======    ======
Total return (a)..............     18.40%     23.93%     15.48%     24.25%    16.34%
Net assets, end of year
  (in thousands)..............   $26,878    $23,561    $17,100    $11,684    $6,219
Ratio of expenses to average
  daily net assets (b)(c).....      2.08%      2.04%      2.07%      2.18%     2.19%
Ratio of net investment income
  (loss) to average daily net
  assets (b)(c)...............     (1.63)%    (1.34)%    (1.11)%    (1.13)%   (1.19)%
Portfolio turnover rate
  (excluding short-term
  securities).................     109.3%      60.1%      72.6%      71.5%     84.7%

                                                    CLASS C
                                -----------------------------------------------
                                           YEAR ENDED SEPTEMBER 30,
                                -----------------------------------------------
                                 2000      1999      1998      1997      1996
                                -------   -------   -------   -------   -------
Net asset value, beginning of
  year........................  $25.69    $22.79    $22.38    $22.67    $20.75
                                ------    ------    ------    ------    ------
Income from investment operati
  Net investment loss.........    (.51)     (.36)     (.24)     (.20)     (.15)
  Net gains on securities
    (both realized and
    unrealized)...............    5.19      5.58      3.51      4.73      3.35
                                ------    ------    ------    ------    ------
    Total from investment
      operations..............    4.68      5.22      3.27      4.53      3.20
                                ------    ------    ------    ------    ------
Less distributions:
  Distributions from net
    realized gains............    (.93)    (2.32)    (2.86)    (4.82)    (1.28)
                                ------    ------    ------    ------    ------
    Total distributions.......    (.93)    (2.32)    (2.86)    (4.82)    (1.28)
                                ------    ------    ------    ------    ------
Net asset value, end of
  year........................  $29.44    $25.69    $22.79    $22.38    $22.67
                                ======    ======    ======    ======    ======
Total return (a)..............   18.37%    23.82%    15.74%    24.03%    16.33%
Net assets, end of year
  (in thousands)..............  $2,396    $2,540    $2,299    $1,754    $1,018
Ratio of expenses to average
  daily net assets (b)(c).....    2.08%     2.04%     2.07%     2.18%     2.19%
Ratio of net investment income
  (loss) to average daily net
  assets (b)(c)...............   (1.63)%   (1.34)%   (1.10)%   (1.14)%   (1.17)%
Portfolio turnover rate
  (excluding short-term
  securities).................   109.3%     60.1%     72.6%     71.5%     84.7%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser voluntarily waived or absorbed $90,632 in expenses for the year ended September 30, 2000. If the Fund had been charged with these expenses, the ratio of expenses to average daily net assets would have been 1.42% for Class A, 2.17% for Class B and 2.17% for Class C, and the ratio of net investment income (loss) would have been (.97)% for Class A, (1.72)% for Class B and (1.72)% for Class C.
(c) The Fund's Distributor voluntarily waived $6,809, $18,019 and $28,836 in Class A distribution fees for the years ended September 30, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.37%, 1.48% and 1.50%, respectively, and the ratio of net investment income
     (loss) to average daily net assets would have been (.40)%, (.44)% and (.52)%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Horizon Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Horizon Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                                           ADVANTUS HORIZON FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2000. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A, CLASS B AND CLASS C

CAPITAL GAINS DISTRIBUTIONS-TAXABLE AS LONG-TERM CAPITAL GAINS, 20% RATE.

Total long-term capital gain distributions were.............  $4,528,414
                                                              ==========

ADVANTUS HORIZON FUND
SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special meeting of shareholders of Advantus Horizon Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                           VOTES     VOTES
DIRECTOR                                    FOR     WITHHELD
--------                                 ---------  --------
Charles E. Arner.......................  1,809,761  103,829
Ellen S. Berscheid.....................  1,809,931  103,659
Ralph D. Ebbott........................  1,809,761  103,829
Frederick P. Feuerherm.................  1,810,425  103,165
William N. Westhoff....................  1,810,450  103,140

(2) To approve the elimination or modification of the following investment policies for:

                                                          VOTES      VOTES    VOTES
                                                           FOR      AGAINST  WITHHELD
                                                        ----------  -------  --------
A.   Modify policy regarding borrowing and the
      issuance of senior securities...................   1,460,765   45,912   112,882
B.   Modify policy regarding concentration in a
      particular industry.............................   1,461,817   44,761   112,980
C.   Modify policy regarding investments in real
      estate and commodities..........................   1,471,404   35,373   112,782
D.   Modify policy regarding lending..................   1,455,430   49,563   114,566
E.   Eliminate policy restricting the pledging of
      assets..........................................   1,451,439   52,696   115,424
F.   Eliminate policy restricting margin purchases and
      short sales.....................................   1,452,150   54,640   112,769
G.   Eliminate policy prohibiting transactions with
      affiliates......................................   1,470,637   33,932   114,990
H.   Eliminate policy prohibiting participation in a
      joint trading account...........................   1,464,822   39,642   115,095
I.   Eliminate policy limiting investment in
      restricted securities and other illiquid
      assets..........................................   1,468,061   41,898   109,600
J.   Eliminate policy limiting options transactions...   1,447,098   53,986   118,474
K.   Eliminate diversification policy.................   1,461,493   41,219   116,847
L.   Eliminate policy regarding investments in issuers
      that have been in operation for less than 3
      years...........................................   1,465,546   38,111   115,902
M.   Eliminate policy addressing potential conflicts
      of interest.....................................   1,453,930   54,043   111,585
N.   Eliminate policy prohibiting investing in
      companies for control...........................   1,469,042   38,675   111,842
O.   Eliminate policy restricting investments in other
      investment companies............................   1,467,691   39,949   111,919

(3)  To approve a change in investment objective

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
                                          1,476,552  26,444   116,563

(4) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
                                          1,465,604  33,613   120,342

(5) To ratify the selection of KPMG LLP as independent public accountants for the Fund

                                           VOTES      VOTES    VOTES
                                            FOR      AGAINST  WITHHELD
                                         ----------  -------  --------
                                          1,785,555  15,187   112,849

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAS, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing
$3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                     PRESORTED STANDARD
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48637 Rev. 11-2000